UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2006
(August 1, 2006)

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

650 Washington Road, 8th Floor
Pittsburgh, Pennsylvania	15228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 440-1400

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements (i) the Current Report on Form 8-K filed by Linn Energy, LLC (“Linn,” or the “Company”) on August 7, 2006 in connection with its acquisition of all the equity interests of BlackSand Partners, L.P., Blacksand Brea, LLC, Blacksand GP, LLC and Blacksand Acquisition, LLC (collectively referred to as “Blacksand”) and (ii) the Current Report on Form 8-K filed by Linn on August 15, 2006 in connection with the acquisition of certain Mid-Continent assets of Kaiser-Francis Oil Company (“Kaiser-Francis Assets”), which were completed on August 1, 2006 and August 14, 2006, respectively.  The Current Reports on Forms 8-K filed August 7, 2006 and August 15, 2006 are being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information of Blacksand and Kaiser-Francis Assets required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b).  No other amendments to the Forms 8-K filings on August 7, 2006 and August 15, 2006 are being made by this Amendment No. 1.

 Item 9.01   Financial Statements and Exhibits.

(a)              Financial statements of business acquired.

The unaudited combined financial statements, including the notes thereto, of Blacksand as of June 30, 2006, and the six months ended June 30, 2006 and 2005, are attached as Exhibit 99.1 and incorporated herein by reference.

The audited combined financial statements, including the notes thereto, of Blacksand as of December 31, 2005 and 2004, and for the years ended December 31, 2005 and 2004, and the independent registered public accounting firm’s report related thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

The audited financial statements, including the notes thereto, of BlackSand Partners, L.P. as of and for the year ended December 31, 2004, and as of December 31, 2003 and for the period February 28, 2003 (Inception) through December 31, 2003, and the independent registered public accounting firm’s report related thereto, are attached as Exhibit 99.3 and incorporated herein by reference.

The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the Kaiser-Francis Assets for the six months ended June 30, 2006 and 2005, and the audited statements of revenues and direct operating expenses, including the notes thereto, for the Kaiser-Francis Assets for the years ended December 31, 2005 and 2004, and the independent registered public accounting firm’s report related thereto, are attached as Exhibit 99.4 and incorporated herein by reference.

(b)              Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Linn as of June 30, 2006 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006, which give effect to Linn’s acquisition of Blacksand and the Kaiser-Francis Assets are attached as Exhibit 99.5 and incorporated herein by reference.

(d)              Exhibits.

The following exhibits are incorporated by reference or filed herewith:

Exhibit Number	Description

2.1

The Purchase and Sale Agreement dated July 19, 2006, between Blacksand Energy, LLC and Linn, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on July 25, 2006, is incorporated herein by reference.

2.2

The Purchase and Sale Agreement dated July 21, 2006, between Kaiser-Francis Oil Company and Linn Energy Mid-Continent Holdings, LLC, a copy of which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on July 25, 2006, is incorporated herein by reference.

*23.1	Consent of Hein & Associates, LLP.

*23.2	Consent of KPMG LLP.

*99.1	The unaudited combined financial statements, including the notes thereto, of Blacksand as of June 30, 2006 and the six months ended June 30, 2006 and 2005.

*99.2

The audited consolidated financial statements, including the notes thereto, of Blacksand as of December 31, 2005 and 2004, and for the years ended December 31, 2005 and 2004, and the independent registered public accounting firm’s report related thereto.

*99.3

The audited financial statements, including the notes thereto, of BlackSand Partners, L.P. as of and for the year ended December 31, 2004, and as of December 31, 2003 and for the period February 28, 2003 (Inception) through December 31, 2003, and the independent registered public accounting firm’s report related thereto.

*99.4

The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the Kaiser-Francis Assets for the six months ended June 30, 2006 and 2005 and the audited statements of revenues and direct operating expenses, including the notes thereto, for the Kaiser-Francis Assets for the years ended December 31, 2005 and 2004, and the independent registered public accounting firm’s report related thereto.

*99.5

The unaudited pro forma condensed combined balance sheet of Linn as of June 30, 2006 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006, which give effect to Linn’s acquisition of Blacksand and the Kaiser-Francis Assets.

* filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINN ENERGY, LLC
(Registrant)

Date: October 16, 2006	/s/ Lisa D. Anderson
Lisa D. Anderson
Senior Vice President and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)

Exhibit Index

Exhibit No.	Description

2.1

The Purchase and Sale Agreement dated July 19, 2006, between Blacksand Energy, LLC and Linn, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on July 25, 2006, is incorporated herein by reference.

2.2

The Purchase and Sale Agreement dated July 21, 2006, between Kaiser-Francis Oil Company and Linn Energy Mid-Continent Holdings, LLC, a copy of which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on July 25, 2006, is incorporated herein by reference.

*23.1	Consent of Hein & Associates, LLP.

*23.2	Consent of KPMG LLP.

*99.1	The unaudited combined financial statements, including the notes thereto, of Blacksand as of June 30, 2006 and December 31, 2005, and the six months ended June 30, 2006 and 2005.

*99.2

The audited consolidated financial statements, including the notes thereto, of Blacksand as of December 31, 2005 and 2004, and for the years ended December 31, 2005 and 2004, and the independent registered public accounting firm’s report related thereto.

*99.3

The audited financial statements, including the notes thereto, of BlackSand Partners, L.P. as of and for the year ended December 31, 2004, and as of December 31, 2003 and for the period February 28, 2003 (Inception) through December 31, 2003, and the independent registered public accounting firm’s report related thereto.

*99.4

The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the Kaiser-Francis Assets for the six months ended June 30, 2006 and 2005 and the audited statements of revenues and direct operating expenses, including the notes thereto, for the Kaiser-Francis Assets for the years ended December 31, 2005 and 2004, and the independent registered public accounting firm’s report related thereto.

*99.5

The unaudited pro forma condensed combined financial statements of Linn as of June 30, 2006 and for the year ended December 31, 2005, and for the six months ended June 30, 2006, which give effect to Linn’s acquisition of Blacksand and the Kaiser-Francis Assets.

* filed herewith.